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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 30, 2000





                      GREENWICH CAPITAL ACCEPTANCE, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                  333-90547              06-1199884
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(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
         Incorporation)              File Number)         Identification No.)


 600 Steamboat Road Greenwich,
          Connecticut                                              06830
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(Address of Principal Executive                                 (Zip Code)
            Offices)


Registrant's telephone number, including area code (203) 622-2700
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Item 5.  Other Events.
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Filing of Structural Term Sheet
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     In connection with the proposed offering of the Mortgage Loan Pass-Through Certificates, Series 2000-FRB1, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Structural Term Sheets") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Structural Term Sheets.

     The Structural Term Sheets are attached hereto as Exhibit 99.1. These Structural Term Sheets supersede any prior structural information which may have been previously filed with the Securities and Exchange Commission.

          Item 7.  Financial Statements, Pro Forma Financial

          Information and Exhibits.
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(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits:

          99.1     Structural Term Sheet.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREENWICH CAPITAL ACCEPTANCE, INC.



                                     By:   /s/John Paul Graham
                                           ------------------------------------
                                           Name:  John Paul Graham
                                           Title:  Vice President

Dated:  April 24, 2000


Exhibit Index
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Exhibit                                                                    Page
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99.1      Structural Term Sheet